                                                                    EXHIBIT 10.1


                                LOCKUP AGREEMENT

         This Lockup Agreement ("Agreement"), dated as of November 15, 2000, is entered into by and among Metal Management, Inc., a Delaware corporation ("Metal"), each and every one of Metal's subsidiaries (the "Subsidiaries," and together with Metal, the "Company"), and the undersigned holders ("Consenting Holders") of the Company's 10% Senior Subordinated Notes Due 2008 (the "Subordinated Notes") and the Company's 12 3/4% Senior Secured Notes Due 2004 (the "Secured Notes").

                                    RECITALS

         WHEREAS, pursuant to an Indenture dated May 13, 1998 (the "Subordinated Indenture"), and related agreements (together with the Subordinated Indenture, the "Subordinated Existing Agreements"), the Company has previously issued the Subordinated Notes;

         WHEREAS, pursuant to an Indenture dated May 7, 1999 (the "Secured Secured Existing Indenture"), and related agreements (together with the Secured Indenture, the Agreements") the Company has previously issued the Secured Notes;

         WHEREAS, hereinafter the Subordinated Indenture and Secured Indenture may be referred to together as the Indentures, the Subordinated Existing Agreements and Secured Existing Agreements may be referred to together as the Existing Agreements, and the Subordinated Notes and Secured Notes may be referred to together as the Notes;

         WHEREAS, certain of the Consenting Holders have formed an ad hoc committee for the purpose of negotiating with the Company (the "Noteholders Committee"), and have engaged Milbank, Tweed, Hadley & McCloy LLP ("Milbank") as legal counsel and CIBC World Markets ("CIBC") as financial advisors;

         WHEREAS, the Company and the Consenting Holders have engaged in good faith negotiations with the objective of reaching an agreement with regard to a financial reorganization of the Company;

         WHEREAS, the Company and the Consenting Holders now desire to implement a financial restructuring of the Company on the terms set forth in this Agreement and in the Term Sheet ("Term Sheet") attached hereto as Schedule 1 (the "Financial Restructuring");

         WHEREAS, in order to implement the Financial Restructuring the Company has determined (i) to commence cases (collectively, the "Chapter 11 Case") under chapter 11 of the, United States Bankruptcy Code (the "Bankruptcy Code") for the Company and certain of its subsidiaries in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), (ii) to prepare and file in the Chapter 11 Case a plan of reorganization (the "Plan") and accompanying disclosure statement (the "Disclosure Statement") for the purpose of implementing the Financial Restructuring in accordance with this Agreement and the Term

Sheet, and (iii) to have the Disclosure Statement approved and Plan confirmed by the Bankruptcy Court in accordance with the timetable provided herein; and

         WHEREAS, each of the Consenting Holders is prepared to commit to vote its claims (as defined in the Bankruptcy Code) in the principal amount of Notes held by such Consenting Holder (for each such Consenting Holder, in the principal amount set forth below its name on its signature page to this Agreement, the "Subject Claims") to accept the Plan, subject to the terms and conditions of this Agreement and the Term Sheet;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Consenting Holders agree as follows:

      1. Forbearance. During the period commencing on the date hereof and ending on the earlier of November 30, 2000, and the date that the Chapter 11 Case is filed (the "Commencement Date"), and so long as no "Agreement Termination Event" (as defined in Paragraph 8 of this Agreement) has occurred, each Consenting Holder agrees: (A) to forbear from the exercise of any rights or remedies it may have under the Consenting Holder's Notes, the Existing Agreements, or applicable law with respect to any default in existence or arising under the Consenting Holder's Notes or the Existing Agreements; and (B) that in the event of any action by an Indenture Trustee to enforce rights and remedies triggered by a Default or an Event of Default under the Indenture, to direct the Trustee to forbear from exercising such rights and remedies, but only if and to the extent
(i) such action by the Consenting Holder is authorized and permissible under the Indenture, the Notes and the Existing Agreements, and (ii) no indemnity is required by the Indenture Trustee arising from or in connection with such directions.

      2. Restriction on Transfer. Each Consenting Holder agrees that, so long as this Agreement has not been terminated in accordance with Paragraph 8 hereof, it shall not sell, transfer or assign any of the Subject Claims or any option thereon or any right or interest (voting or otherwise and including any participation interest) therein, unless the transferee thereof agrees in writing to be bound by all the terms of this Agreement by executing a counterpart signature page of this Agreement, and the transferor provides the Company with a copy thereof, in which event the Company shall be deemed to have acknowledged that its obligations to Consenting Holders under this Agreement shall be deemed to constitute obligations in favor of such transferee, and the Company shall confirm that acknowledgment in writing upon the request of such transferee.

      3. Preparation of Restructuring Documents. The Company shall instruct its counsel promptly to deliver to the Consenting Holders for their review and approval the Plan, the Disclosure Statement, the DIP Facility (as defined in the Term Sheet), the Bankruptcy Court orders to be prepared in connection therewith, and all other documents or agreements to be executed or implemented in connection therewith, or otherwise contemplated by the Financial Restructuring, each of which documents and agreements shall be consistent in all material respects with this Agreement and the Term Sheet (collectively, the "Restructuring Documents"). The Company shall coordinate with the Consenting Holders in preparing the Restructuring

Documents and shall afford counsel to the Noteholders Committee a reasonable opportunity to review and comment upon the Restructuring Documents prior to their filing.

      4. Company Covenants Regarding Timetable. The Company agrees that it shall: (i) use its best efforts to deliver a draft of the Plan, the Disclosure Statement and the DIP Facility documents to Milbank prior to commencement of the Chapter 11 Case; (ii) commence the Chapter 11 Case on or prior to November 20, 2000; (iii) use its best efforts to obtain an order of the Bankruptcy Court approving the DIP Facility on a preliminary basis within five court days after the Commencement Date: (iv) use its best efforts to obtain an order of the Bankruptcy Court approving the DIP Facility on a final basis within thirty calendar days after entry of the order approving the DIP Facility on a preliminary basis; (v) deliver a draft of all Restructuring Documents other than those contemplated in subparagraph (i) above to each Consenting Holder at least 5 business days prior to the Bankruptcy Court hearing on approval of the Disclosure Statement: (vi) obtain an order of the Bankruptcy Court approving the Disclosure Statement on or prior to January 31, 2001; and (vii) obtain an order of the Bankruptcy Court confirming the Plan on or prior to March 30, 2001. The Company further agrees that the effective date of the plan shall be on or prior to June 29, 2001.

      5. Certain Other Company Covenants. The Company agrees that it shall take all reasonable steps necessary and desirable to obtain any and all required regulatory and/or third party approvals for the Financial Restructuring.

      6. Voting. Subject to the condition that, and so long as, no Agreement Termination Event has occurred, including without limitation (i) the Disclosure Statement has been approved by the Bankruptcy Court by January 31, 2001, (ii) the Disclosure Statement as so approved contains information in respect of the Company's business and operations that is not inconsistent with the information heretofore provided by the Company to the Consenting Holders, and (iii) the terms of the Plan and all Restructuring Documents are consistent in all material respects with the terms set forth in and contemplated by this Agreement and the Term Sheet, then each Consenting Holder agrees that it shall timely vote (or shall cause or instruct any custodial agent to so vote) the Subject Claims to accept the Plan and shall not revoke or withdraw such vote.

      7. Support of the Financial Restructuring, Additional Covenants. As long as this Agreement has not been terminated in accordance with Paragraph 8 hereof, the Company will take all necessary and appropriate actions to achieve confirmation of the Plan, including, upon approval of the Disclosure Statement by the Bankruptcy Court, recommending to the holders of claims and interests impaired under the Plan that they vote to approve the Plan. As long as this Agreement has not been terminated in accordance with Paragraph 8 hereof, neither the Company nor any Consenting Holder will (i) object to confirmation of the Plan or otherwise commence any proceeding to oppose or alter the Plan or any of the Restructuring Documents, (ii) vote for, consent to, support or participate in the formulation of any plan of reorganization or liquidation other than the Plan proposed or filed or to be proposed or filed in any chapter 11 case or chapter 7 case commenced in respect of the Company or any of its subsidiaries,
(iii) directly or indirectly seek, solicit, support or encourage any plan other than the Plan, or any sale, proposal or offer of dissolution, winding up, liquidation, reorganization, merger or restructuring of the Company or any of its subsidiaries that reasonably could be expected to prevent, delay or impede the successful implementation of the Financial Restructuring as contemplated by the Plan and the

Restructuring Documents, (iv) object to the Disclosure Statement or the solicitation of consents to the Plan, or (v) take any other action that is inconsistent with, or that would delay confirmation of, the Plan. Notwithstanding the foregoing or anything else in this Agreement to the contrary, no Consenting Holder shall be barred from objecting to (x) approval of the Disclosure Statement if such Disclosure Statement contains a material misstatement or omission or fails to contain adequate information, or (y) confirmation of the Plan, or approval, execution or implementation of any Restructuring Document, if such Plan or Restructuring Document contains terms that are inconsistent with this Agreement or the Term Sheet. In addition, except as expressly provided herein, nothing herein is intended to, or does, in any manner, waive, limit, impair, or restrict the ability of any CONSENTING HOLDER to protect and preserve a of its rights, remedies, and interests, including, without limitation, with respect to its Subject Claims or any other claims against the Company, or with respect to such Consenting Holder's full participation in the Chapter 11 Case.

      8. Termination of Agreement. This Agreement shall terminate automatically upon the occurrence of any "Agreement Termination Event" (as hereinafter defined), unless the occurrence of such Agreement Termination Event is waived in writing by Consenting Holders holding not less than sixty seven percent (67%) of the aggregate principal amount of Subordinated Notes that constitute Subject Claims and by Consenting Holders holding not less than sixty seven percent (67%) of the aggregate principal amount of Senior Notes that constitute Subject Claims. If any Agreement Termination Event occurs (and has not been so waived) at the time when permission of the Bankruptcy Court shall be required for the Consenting Holders to change or withdraw (or cause to be changed or withdrawn ) their votes to accept the Plan, the Company shall not oppose any attempt by any of the Consenting Holders to change or withdraw (or cause to be changed or withdrawn) such votes at such time. Upon the occurrence of an Agreement Termination Event, each Consenting Holder shall have all rights that are available to it under the Existing Agreements, applicable law or otherwise, including, without limitation, the right to take action on account of any then existing default under the Existing Agreements.

      An "Agreement Termination Event" shall mean any of the following:

      (a) The Chapter 11 Case to implement the Financial Restructuring is not commenced by November 20, 2000;

      (b) The Bankruptcy Court fails to enter an order in the Chapter 11 Case approving the Disclosure Statement with respect to the Plan by January 31, 2001;

      (c) The Plan or any of the Restructuring Documents as filed by the Company or approved in the Chapter 11 Case contains any term that is materially inconsistent in any respect with the Financial Restructuring contemplated by and provided for in this Agreement and the Term Sheet, or has been modified, amended or replaced in any respect that makes it inconsistent in any material respect with this Agreement and the Term Sheet;

      (d) The Bankruptcy Court fails to enter an order in the Chapter 11 Case confirming the Plan by March 30, 2001;

      (e) The Plan is not effective by its terms and substantially consummated by June 29, 2001;

      (f) The Company breaches any other material provision of this Agreement, including, without limitation, ceasing to use its reasonable best efforts to obtain approval of the Disclosure Statement and/or confirmation of the Plan;

      (g) The Chapter 11 Case of the Company is converted to a case under chapter 7 of the Bankruptcy Code;

      (h) A chapter 11 trustee is appointed in the Chapter 11 Case;

      (i) The Company defaults under the DIP Facility and, except as provided in subparagraph 8(1) below, such default has not been waived or cured in accordance with the terms of the DIP Facility,

      (j) The Company fails to comply with any covenants contained in this Agreement or the Term Sheet;

      (k) Any representation or warranty made or deemed made by the Company or its agents or representatives to the Noteholders Committee, the Consenting Holder, or in connection with this Agreement or the Term Sheet (including without limitation representations relating to the Company's environmental liabilities) is false or misleading in any material respect when made or deemed made;

      (1) The Company fails to meet the financial covenants contained in the DIP Facility or fails to meet or comply with any other provision of the DIP Facility that is material to the Company's financial performance, business operations or ability to confirm and consummate the Plan in a timeframe consistent with the provisions of Paragraph 4 above;

      (m) A material adverse change occurs in the assets, liabilities (including without limitation the Company's environmental liabilities), business operations or financial condition of the Company after the date of this Agreement, including, but not limited to, a change in circumstances rendering the liquidity provided in the Exit Facility as contemplated in Section I of the Term Sheet (attached hereto as Schedule 1) inadequate in the judgment of the Noteholders Committee, but not including, however, any material adverse change that occurs solely by reason of the filing of the Chapter 11 Case; and

      (n) The due diligence review being conducted by the financial advisors and legal counsel to the Noteholders Committee reveals any materially adverse matter not previously known to the Consenting Holders, Milbank or CIBC.

      9. Specific Performance. It is understood and agreed by each of the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to the sole and exclusive remedy of specific performance and injunctive or other equitable relief as a remedy for any such breach, without the necessity of securing or posting a bond or other security in connection with such remedy.

      10. Good Faith Negotiation of Restructuring Documents. The Company and each Consenting Holder covenants and agrees to negotiate in good faith the Restructuring Documents, which the Company covenants will be, in all respects, materially consistent with this Agreement and the Term Sheet.

      11. Representations and Warranties. The Company, on the one hand, and each of the Consenting Holders, on the other, represents and warrants to the other that the following statements are true, correct and complete as of the date hereof:

          (a) Corporate Power and Authority. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement, including, as to each Consenting Holder, that as of the date hereof, it is the beneficial owner of, and/or the investment adviser or manager for the beneficial owners of (with the power to vote and dispose of), the Subject Claims;

          (b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part, and the Company further represents that the Financial Restructuring, this Agreement and the attached Term Sheet have been approved in writing by the Boards of Directors and similar governing bodies of the Company and the Subsidiaries, including any still existing Executive Committees;

          (c) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or by-laws or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party or under its certificate of incorporation or by-laws;

          (d) Governmental Consents. The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body, except such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission and in connection with the commencement of the Chapter 11 Case, the approval of the Disclosure Statement and confirmation of the Plan; and

          (e) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      12. No Transfers to Company Insiders. Except as disclosed on attached
Schedule 2. the Company represents and warrants that it has made no transfer of property of the Company, including without limitation the making of loans, to any officer, director, shareholder, employee or any insider of the Company within the year ending upon the date hereof, other than compensation paid in the ordinary course of the Company's business operations, and the Company further covenants and agrees that it shall not make any such transfer at any time in the future.

      13. Employment Consulting and Other Contracts. The Company will not assume (as that term is used in Section 365 of the Bankruptcy Code) any employment, consulting or similar contracts without the prior agreement of the Noteholders Committee.

      14. Further Acquisition of Securities. This Agreement shall in no way be construed to preclude any of the Consenting Holders from acquiring additional Notes. However, any and all rights and claims obtained by a Consenting Holder with respect to, on account of or pursuant to any subsequently acquired Notes shall automatically be deemed to be Subject Claims and to be subject to the terms of, and the obligations of such Consenting Holder under, this Agreement and the Term Sheet.

      15. Effectiveness, Amendments. This Agreement shall not become effective and binding on the parties hereto unless and until counterpart signature pages to this Agreement have been executed and delivered by the Company and Consenting Holders that hold in the aggregate at least fifty five percent (55%) of the aggregate of issued and outstanding Subordinated Notes and at least sixty seven (67%) of the aggregate of issued and outstanding Secured Notes. Once effective, this Agreement may not be modified, amended or supplemented except in writing signed by the Company, Consenting Holders holding not less than sixty seven percent (67%) of the aggregate of Subordinated Notes that constitute Subject Claims and Consenting Holders holding not less than sixty seven percent (67%) of the aggregate of Senior Notes that constitute Subject Claims.

      16. Disclosure of Individual Holdings. Unless required by applicable law or regulation, the Company shall not disclose the holdings of Subject Claims of any of the Consenting Holders without the prior written consent of such Consenting Holder; and if announcement or disclosure is so required by law or regulation, the Company shall afford the Consenting Holders a reasonable opportunity to review and comment upon any such announcement or disclosure prior to the Company making such announcement or disclosure. The foregoing shall not prohibit the Company from disclosing the approximate aggregate holdings of Notes of all Consenting Holders.

      17. Accredited Investors. Each Consenting Holder represents that (i) it is a sophisticated investor with respect to the transactions described herein with sufficient knowledge and experience in owning and investing in securities similar to the Notes held by such Consenting Holder to evaluate properly the transactions contemplated by this Agreement and it has made its own analysis and decision to enter in this Agreement; and (ii) it is an "accredited investor" within the meaning of Section 2(15) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      18. Impact of Appointment to Creditors Committee. Notwithstanding anything herein to the contrary, in the event that any Consenting Holder is appointed to and serves on a committee of creditors in the Company's Chapter 11 Case, the terms of this Agreement shall not be construed so as to limit such Consenting Holder's exercise, in its sole discretion, of its fiduciary duties to any person or entity arising from its service on such committee, and any such exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement; provided, however, that the fact of such service on such committee (i) shall I not otherwise affect the continuing validity or enforceability of this Agreement and (ii) shall not modify or limit the obligations of such individual Consenting Holder to vote its Subject Claims to accept the provided that no Agreement Termination Event has occurred and this Agreement remains in effect.

      19. Official Unsecured Creditors Committee. In conjunction with the Chapter 11 Case and pursuant to either Sections 1102(a)(1) or (a)(2) of the Bankruptcy Code, the Company shall support the appointment of an official committee comprised of Consenting Holders and such other holders of unsecured claims as may be appointed by the Office of United States Trustee (the "Official Committee"). The Official Committee shall, subject to compliance with the applicable provisions of the Bankruptcy Code, be entitled to retain Milbank and CIBC to represent the Official Committee and assist in the prosecution of the Plan and related matters. In the event that the Official Committee in the Chapter 11 Case does not retain Milbank or CIBC, the Company shall actively support the approval, under Section 503(b) of the Bankruptcy Code, of the payment of the reasonable costs and fees incurred by Milbank and CIBC on behalf of the Noteholders Committee.

      20. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the U. S. District Court for the Southern District of New York. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to jurisdiction, upon the commencement of the Company's Chapter 11 Case, each of the parties hereto hereby agrees that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.

      21. Fees and Expenses. The Company shall perform and shall not terminate its fee agreements with Milbank and CIBC except as otherwise provided in the applicable engagement agreements. Five (5) business days prior to the Commencement Date, the Company shall pay in full any outstanding bills, plus an estimate of unbilled fees and costs up to the filing of the voluntary chapter 11 petition, of Milbank and CIBC, plus any applicable success fees of CIBC. If any party brings an action against any other party based upon a breach by such other party of its obligations under this paragraph, the prevailing party shall be entitled to all reasonable expenses incurred, including reasonable attorneys, accountants' and financial advisors' fees in connection with such action.

      22. Notices. All notices and consents hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, or telecopy, or initially deposited in the mails, by certified or registered mail, postage prepaid return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:


          (a)      if to the Company to
                   ---------------------

                   Metal Management, Inc.
                   500 North Dearborn Street, Suite 405
                   Chicago, Illinois 60610
                   Fax: 312/645-0932
                   Attention: David Carpenter, Esq.

                   With a copy to:
                   ---------------

                   Mayer, Brown & Platt
                   190 South LaSalle Street
                   Chicago, Illinois 60603-3441
                   Fax: 312/701-7711
                   Attention: David S. Curry, Esq.
                   Attention: Craig E. Reimer, Esq.


          (b) if to any Consenting Holder, to such Consenting Holder at the address shown for such holder on the applicable signature page hereto, to the attention of the person who has signed this Agreement on behalf of such holder,

                   With a copy to:
                   ---------------

                   Milbank, Tweed, Hadley & McCloy LLP
                   601 S. Figueroa St., 30th Floor
                   Los Angeles, CA 90017
                   Fax: (213) 629-5063
                   Attention: Robert Jay Moore, Esq.
                   Attention: Paul Aronzon, Esq.

          23. Survival. Notwithstanding the sale of its Subject Claims in accordance with Paragraph 2 hereof or the termination of the Consenting Holders' obligations hereunder in accordance with Paragraph 8 hereof, the Company's obligations and agreements set forth in Paragraphs 16, 19 and 21 (with respect to expenses incurred through the date of such termination) hereof shall survive such termination and shall continue in full force and effect for the benefit of the Consenting Holders in accordance with the terms hereof.

          24. Reservation of Rights. This Agreement and the Term Sheet are part of a proposed settlement of a dispute among the parties hereto. Except as expressly provided in this Agreement: (A) nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of the Company, each Consenting Holder and any trustee under the Existing Documents to protect and preserve its rights, remedies and interests, including without limitation, its claims against the other; (B) nothing herein shall be deemed an admission of any kind and (C) nothing contained herein effects a modification of the rights of the Company and the Consenting Holders or any trustee under the Existing Documents, unless and until the Plan is confirmed and the Financial Restructuring becomes effective. If the transactions contemplated herein are not consummated, or if this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

          25. Representation by Counsel. Each party hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any party hereto with a defense to the enforcement of the terms of this Agreement against such party based upon lack of legal counsel, shall have no application and is expressly waived.

          26. Consideration. It is hereby acknowledged by the parties hereto that, other than the Company's agreements, covenants, representations and warranties, as more particularly set forth herein and in the Term Sheet, no consideration shall be due or paid to the Consenting Holders for their agreement to vote the Subject Claims to accept the Plan in accordance with the terms and conditions of this Agreement.

          27. Acknowledgment. This Agreement is not and shall not be deemed to be a solicitation for the tender or exchange of the Subordinated Notes or the Senior Notes, a solicitation for waivers to the Existing Agreements, or a solicitation for consents to the Plan. The acceptance of the Consenting Holders will not be solicited until such Parties have received the Disclosure Statement and related ballots, as approved by the Bankruptcy Court.

          28. Heading. The headings of the paragraphs and subparagraphs of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

          29. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors, assigns, heirs, executors, administrators and representatives.

          30. Several, Not Joint, Obligations. The agreements, representations and obligations of the Consenting Holders under this Agreement and the Term Sheet are, in all respects, several and not joint.

          31. Prior Negotiations. This Agreement supersedes all prior negotiations with respect to the subject matter hereof.

          32. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

          33. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the parties hereto, and no other person or entity shall be a third party beneficiary hereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.



                                            METAL MANAGEMENT, INC.


                                            By:   /s/ DAVID A. CARPENTER
                                               ---------------------------------
                                               Name:  David A. Carpenter
                                               Title: Executive Vice President


                                            500 North Dearborn Street,
                                            Suite 405
                                            Chicago, Illinois 60610
                                            Fax: 312/645-0570

                                            METAL MANAGEMENT, INC. SUBSIDIARIES


                                            Name of Subsidiary:

                                            ALL CONSOLIDATED SUBSIDIARIES
                                            -----------------------------------


                                            By:   /s/ DAVID A. CARPENTER
                                               ---------------------------------
                                               Name:  David A. Carpenter
                                               Title: Vice President
                                               500 North Dearborn Street,
                                               Suite 405
                                               Chicago, Illinois 60610
                                               Fax: 312/645-0570

                                            CONSENTING HOLDERS:

                                            Name of Consenting Holder:


                                            Alliance Capital Management L.P.,
                                            as investment advisor

                                            By: Alliance Capital Management
                                                Corporation

                                            /s/ MICHAEL E. SOHR
                                            ------------------------------------
                                            Name: Michael E. Sohr
                                                 -------------------------------
                                            Title:   Vice President
                                            Address: 1345 Avenue of the Americas
                                                     N.Y. N.Y. 10105
                                            Fax: 212 969-6820

                                            CONSENTING HOLDERS:

                                            Name of Consenting Holder:

                                            GOLDMAN, SACHS & CO.
                                            ------------------------------------

                                            By: /s/ JON SAVITZ
                                               ---------------------------------
                                            Name: Jon Savitz
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------
                                            Address: 85 Broad Street
                                                    ----------------------------
                                                     29th Floor
                                                    ----------------------------
                                                     N.Y., N.Y. 10004
                                                    ----------------------------
                                            FAX: 212-346-3976
                                                --------------------------------

                                            CONSENTING HOLDERS:

                                            Name of Consenting Holder:

                                            GRANDVIEW CAPITAL MANAGEMENT LLC
                                            ------------------------------------

                                            By: /s/ ROBERT E. SYDOW
                                               ---------------------------------
                                            Name: Robert E. Sydow
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------
                                            Address: 820 Manhattan Ave #200
                                                    ----------------------------
                                                     Manhattan Beach, CA 90266
                                                    ----------------------------

                                                    ----------------------------
                                            FAX: 310-376-1274
                                                --------------------------------

                                            CONSENTING HOLDERS:
                                            Name of Consenting Holder:
                                            KEMPER STRATEGIC INCOME FUND(1)
                                            [See applicable note below]

                                            By: /s/ J. PATRICK BEIMFORD
                                               ---------------------------------
                                            Name: J. Patrick Beimford
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------
                                            Address: 222 S. Riverside Plaza
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------
                                            FAX: 312-537-8335
                                                --------------------------------




---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                            CONSENTING HOLDERS:
                                            Name of Consenting Holder:
                                            KEMPER MULTI-MARKET INCOME TRUST(1)
                                            [See applicable note below]

                                            By: /s/ J. PATRICK BEIMFORD
                                               ---------------------------------
                                            Name: J. Patrick Beimford
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Address: 222 S. Riverside Plaza
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------
                                            FAX: 312-537-8335
                                                --------------------------------



---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                            CONSENTING HOLDERS:
                                            Name of Consenting Holder:
                                            KEMPER HIGH YIELD SERIES -
                                            KEMPER HIGH YIELD FUND(1)
                                            [See applicable note below]

                                            By: /s/ HARRY E. RESIS, JR.
                                               ---------------------------------
                                            Name:  Harry E. Resis, Jr.
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------
                                            Address: 222 S. Riverside Plaza
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------
                                            FAX: 312-537-8335
                                                --------------------------------



---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                            CONSENTING HOLDERS:
                                            Name of Consenting Holder:
                                            KEMPER VARIABLE SERIES -
                                            KEMPER HIGH YIELD PORTFOLIO(1)
                                            [See applicable note below]

                                            By: /s/ HARRY E. RESIS, JR.
                                               ---------------------------------
                                            Name:  Harry E. Resis, Jr.
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Address: 222 S. Riverside Plaza
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------

                                            FAX: 312-537-8335
                                                --------------------------------



---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                            CONSENTING HOLDERS:
                                            Name of Consenting Holder:
                                            KEMPER INCOME TRUST -
                                            KEMPER HIGH YIELD FUND II(1)
                                            [See applicable note below]

                                            By: /s/ HARRY E. RESIS, JR.
                                               ---------------------------------
                                            Name:  Harry E. Resis, Jr.
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Address: 222 S. Riverside Plaza
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------

                                            FAX: 312-537-8335
                                                --------------------------------



---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                           CONSENTING HOLDERS:
                                           Name of Consenting Holder:
                                           KEMPER HIGH YIELD SERIES -
                                           KEMPER HIGH YIELD OPPORTUNITY FUND(1)
                                           [See applicable note below]

                                           By: /s/ HARRY E. RESIS, JR.
                                              ---------------------------------
                                           Name:  Harry E. Resis, Jr.
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------
                                           Address: 222 S. Riverside Plaza
                                                   ----------------------------
                                                    Chicago, IL 60606
                                                   ----------------------------

                                                   ----------------------------
                                           FAX: 312-537-8335
                                               --------------------------------



---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                            CONSENTING HOLDERS:
                                            Name of Consenting Holder:
                                            KEMPER HIGH INCOME TRUST(1)
                                            [See applicable note below]

                                            By: /s/ HARRY E. RESIS, JR.
                                               ---------------------------------
                                            Name:  Harry E. Resis, Jr.
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Address: 222 S. Riverside Plaza
                                                    ----------------------------
                                                     Chicago, IL 60606
                                                    ----------------------------

                                                    ----------------------------

                                            FAX: 312-537-8335
                                                --------------------------------



---------------
(1) A copy of the Agreement and/or Declaration of Trust of the referenced trust or fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given, and by your acceptance hereof you acknowledge, that this instrument is executed on behalf of the Fund and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. If this instrument is executed by a Series of the Fund, you also acknowledge that the obligations of or arising out of this instrument are not binding upon the assets and property of any Series of a fund other than the Series executing this instrument.

                                            CONSENTING HOLDERS:

                                            Name of Consenting Holder:

                                            SUNAMERICA ASSET MANAGEMENT
                                            ------------------------------------

                                            By: /s/ JOHN W. RISNER
                                               ---------------------------------
                                            Name: John W. Risner
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------

                                            Address: 733 Third Avenue
                                                    ----------------------------
                                                     Third Floor
                                                    ----------------------------
                                                     N.Y., N.Y. 10017
                                                    ----------------------------

                                            FAX: 212-551-5935
                                                --------------------------------

TCW SHARED OPPORTUNITY FUND III, L.P.

By: TCW Asset Management Company
Its Investment Adviser


By: /s/ DARRYL L. SCHALL
   ------------------------------
   Name:  Darryl L. Schall
   Title: Managing Director


By: /s/ MARK L. ATTANASIO
   ------------------------------
   Name:  Mark L. Attanasio
   Title: Group Managing Director

TCW LEVERAGED INCOME TRUST IV, L.P.

By: TCW Asset Management Company
As its Investment Adviser


By: /s/ DARRYL L. SCHALL
   ------------------------------
   Name:  Darryl L. Schall
   Title: Managing Director


By: /s/ MARK L. ATTANASIO
   ------------------------------
   Name:  Mark L. Attanasio
   Title: Group Managing Director


By: TCW (LINC IV), L.L.C.
As General Partner

By: TCW Asset Management Company
As its Managing Member

By: /s/ DARRYL L. SCHALL
   ---------------------------------
   Name:  Darryl L. Schall
   Title: Managing Director


By: /s/ MARK L. ATTANASIO
   ---------------------------------
   Name:  Mark L. Attanasio
   Title: Group Managing Director

CRESCENT/MACH I PARTNERS, L.P.

By: TCW Asset Management Company,
    its Investment Advisor


By: /s/ DARRYL L. SCHALL
   ---------------------------------
   Name:  Darryl L. Schall
   Title: Managing Director


By: /s/ MARK L. ATTANASIO
   ---------------------------------
   Name:  Mark L. Attanasio
   Title: Group Managing Director

POWRs 1997-1
(Participating Obligations with Residuals 1997-1)


By:  TCW Asset Management Company,
     its Investment Advisor

By:  /s/ DARRYL L. SCHALL
     ---------------------------------
     Name:  Darryl L. Schall
     Title: Managing Director


POWRs 1997-2
(Participating Obligations with Residuals 1997-2)

By: TCW Asset Management Company,
    its Investment Advisor


By: /s/ MARK L. ATTANASIO
    ---------------------------------
    Name:  Mark L. Attanasio
    Title: Group Managing Director

TCW LEVERAGED INCOME TRUST II, L.P.


By: TCW (LINC II), L.P.
as its General Partner

By: TCW Advisers (Bermuda) Ltd.
its General Partner


By: /s/ DARRYL L. SCHALL
   ---------------------------------
   Name:  Darryl L. Schall
   Title: Managing Director


By: TCW Investment Management Company
as Investment Adviser


By: /s/ MARK L. ATTANASIO
   ---------------------------------
   Name:  Mark L. Attanasio
   Title: Group Managing Director

TCW LEVERAGED INCOME TRUST, L.P.


By: TCW Advisers (Bermuda), Ltd.
as its General Partner


By: /s/ DARRYL L. SCHALL
   ---------------------------------
   Name:  Darryl L. Schall
   Title: Managing Director



By: TCW Investment Management Company
as Investment Adviser


By: /s/ MARK L. ATTANASIO
   ---------------------------------
   Name:  Mark L. Attanasio
   Title: Group Managing Director

                                   SCHEDULE 1

                    TERM SHEET TO LOCKUP AGREEMENT REGARDING
               CHAPTER 11 RESTRUCTURING OF METAL MANAGEMENT, INC.

The terms discussed herein are part of a proposed comprehensive compromise, each element of which is consideration for the other elements and is an integral component of the proposed reorganization. Capitalized terms used herein, if not defined, are used as defined in the Lockup Agreement.

I.   CREDIT AGREEMENT

          - DIP Facility and Exit Facility: The Company shall enter into a Debtor-in-Possession and a post-Chapter 11 Case working capital facility on terms substantially the same as those contained in the $250 million Credit Agreement, dated March 31, 1998, as amended, among the bank lenders and the Company and its subsidiaries (the "SCF"), including specifically, but without limitation, the same provisions relating to availability and advances, and with the following additional terms:

               - At least $20 million of additional DIP Facility borrowing base availability

               - At least $15 million of additional Exit Facility borrowing base availability; and

               - Definitive documentation, including other covenants, terms and conditions consistent with the Indicative Term Sheet from BT dated November 9, 2000, and otherwise acceptable to the Committee.

II.  12 3/4% NOTES

          - Except as may otherwise be agreed by the holders of the 12 3/4% Notes prior to confirmation of the Plan, the principal amount of the Senior Secured Notes on the Effective Date shall be equal to the current principal amount plus all accrued prepetition and post-petition interest, at the contract rate. The interest rate per annum, interest payment dates, the maturity date, the collateral securing the 12 3/4% Notes, and all other terms of the original 12 3/4% Notes shall remain unchanged,

III. 10% NOTES

          - The 10% Notes shall be extinguished in exchange for 99% of the 5,000,000 shares of new common stock of the Reorganized Company (minus those shares of new common stock in the Reorganized Company if any, distributed on account of other general unsecured claims).

                                   SCHEDULE 1

                    TERM SHEET TO LOCKUP AGREEMENT REGARDING
               CHAPTER 11 RESTRUCTURING OF METAL MANAGEMENT, INC.

IV.  OTHER UNSECURED CREDITORS

          - During the course of the Chapter 11 Case, the Company may pay the prepetition claims of unsecured creditors in accordance with the order to be entered by the Bankruptcy Court in form and substance consistent with the proposed form of order attached hereto. The unsecured creditors covered by such order as "Critical Vendors" shall be those creditors covered by the schedule of "Critical Trade Vendors" delivered by the Company to CIBC, dated November 14, 2000 (the "Essential Trade Creditors").

          - Plan classification and treatment of general unsecured creditors other than Essential Trade Creditors and holders of the 10% Notes shall be subject to the mutual agreement of the Company and the Committee.

V.   COMMON AND PREFERRED STOCK

          - One percent (1%) of the shares of the Reorganized Company to be distributed on account of old common and preferred stock of the Company.

          - Series A Warrants: Five year term; cash exercise price at an amount representing a market value equivalent to the full claim of (i) the holders of the 10% Notes plus (ii) all other creditors receiving shares of new common stock in the Reorganized Company; providing for a 7.5% equity stake in the Reorganized Company. The Series A Warrants: (i) shall contain customary anti-dilution provisions; (ii) shall contain additional customary protections found in warrants to the effect that in the event of any combination or subdivision of the outstanding shares (including but not limited to in reverse stock splits), the Series A Warrant shares and cash exercise price shall be adjusted proportionately; and (iii) shall not be subject to any future valuation or pricing premised upon the Black-Scholes formula or any other valuation methodology.

          - Shares of new common stock and Series A Warrants shall be allocated between old common stock and preferred stock pursuant to Company proposal, as follows:

               - 92.3% of the shares of new common stock and Series A Warrants shall be allocated to the class of existing common stock interests and distributed pro rata according to the number of common shares.

                                   SCHEDULE 1

                    TERM SHEET TO LOCKUP AGREEMENT REGARDING
               CHAPTER 11 RESTRUCTURING OF METAL MANAGEMENT, INC.

               - 7.7% of the shares of new common stock and Series A Warrants shall be allocated to the class of existing preferred stock interests and distributed pro rata according to liquidation preference.

               - In the event that any class of preferred stock votes to reject the Plan, then the allocation to such class of preferred stock shall be allocated instead to the holders of the 10% Notes.

               - If the Bankruptcy Court determines that the allocation of consideration provided herein to old common stock is prohibited, then the allocation to old common stock shall be allocated instead to holders of the 10% Notes.

          - On the Effective Date of the Plan, all shares of old common and old preferred stock of the Company, and all options, warrants and other rights in respect of such common and preferred stock, shall be cancelled, extinguished and discharged.

VI. KEY MANAGEMENT EQUITY INCENTIVE PLAN

          - Series B Warrants: Five year term, cash exercise price struck at a price per share equal to $65 million divided by number of shares issued and outstanding on the Effective Date; providing for 10% equity stake in the Reorganized Company. Series B Warrants shall be issued to, and allocated among, key management as determined by the existing Board of Directors of the Company, subject to Committee approval.

          - Series C Warrants: Seven year term; cash exercise price struck at a price per share equal to $120 million divided by number of shares issued and outstanding on the Effective Date; providing for 5% equity stake in the Reorganized Company. Series C Warrants shall be issued to, and allocated among, key management as determined by the Board of Directors of the Reorganized Company.

          - Series B Warrants and Series C Warrants to vest 1/3 on the Effective Date and 1/3 on each of the first two anniversaries immediately following the Effective Date.

          - The Series B and Series C Warrants: (i) shall contain customary anti-dilution provisions, (ii) shall contain additional customary protections found in warrants to the effect that in the event of any combination or subdivision of the outstanding shares (including but not limited to in reverse stock splits), the

                                   SCHEDULE 1

                    TERM SHEET TO LOCKUP AGREEMENT REGARDING
               CHAPTER 11 RESTRUCTURING OF METAL MANAGEMENT, INC.

               Series B Warrant shares and Series C Warrant shares and respective cash exercise prices shall be adjusted proportionately; and (iii) shall not be subject to any future valuation or pricing premised upon the Black-Scholes formula or any other valuation methodology

          - The Board of Directors of the Reorganized Company shall allocate the Series C Warrants within 90 days after the Effective Date.

          - Any Series B Warrants and Series C Warrants that do not vest and are forfeited by the recipient may be re-allocated by the Board of Directors of the Reorganized Company to members of management.

VII.  BOARD COMPOSITION

          - The Board of Directors of the Reorganized Company shall be comprised of five members. Four members shall be appointed by the holders of the 10% Notes, which members shall be identified five days prior to the hearing on confirmation of the Plan. The fifth member shall be the CEO of the Company. The Committee, subject to further review and in its sole discretion, may adjust the make-up of the Board in light of NASDAQ listing requirements, including the possibility of adding independent directors.

          - The Company shall obtain Directors and Officers Liability Coverage acceptable to the Committee that covers risks associated with the Company's environmental liabilities, and shall put in place a risk management program and other measures that adequately protect the holders of the 10% Notes who become the new shareholders and their designated members of the Board of Directors of the Reorganized Company from any liability arising from any past, present or future activity of the Company including, but not limited to, any activity that may have violated or may violate municipal, state or federal environmental laws or regulations.

VIII. RELATED PROVISIONS

          - Each member of management who receives Series B Warrants or Series C Warrants shall execute an enforceable agreement with the Reorganized Company containing non-compete provisions standard for the industry.

          - The Plan shall provide that all causes of action of the Company on the date of this Term Sheet, and all causes of action created by the filing of the Chapter 11 Case, shall be preserved for the benefit of the Reorganized Company, provided, however, that the Plan may contain release and exculpatory

                                   SCHEDULE 1

                    TERM SHEET TO LOCKUP AGREEMENT REGARDING
               CHAPTER 11 RESTRUCTURING OF METAL MANAGEMENT, INC.

               provisions for the benefit of current and former officers and directors of the Company limited to acts and omissions in their capacity as officers and directors. However, any release and exculpation provisions of the Plan shall not be applicable to (i) avoidance actions listed in Bankruptcy Code Section 550(a), (ii) borrowed money, (ii) employment contracts, (iii) consulting contracts, (iv) the receipt of transfers from the Company, direct or indirect, in connection with acquisitions by the Company of subsidiaries, business enterprises or other material assets, and
               (v) any acts or omissions that constitute gross negligence, fraud, or willful misconduct.

          - The Company represents that all material property of the Company is subject to a non-avoidable perfected security interest in favor of the lenders under the SCF.

          - The Company will not assume or seek to assume (as that term is used in Section 365 of the Bankruptcy Code) any employment, consulting or similar contract, except pursuant to prior agreement with the Committee,

          - The Company promptly shall deliver to the Committee copies of all notes, guaranties, consulting agreements, non-compete agreements and other documents relevant to the unsecured claims of David Lazarov, and any related guaranty claims. Plan classification and treatment of such claims are subject to Committee consent. To the extent such claims implicate key management, they will be evaluated in the context of a global resolution of the key management equity incentive plan.

IX.   LOCKUP AGREEMENT

          - This Term Sheet is not enforceable unless and until it becomes a schedule to the executed Lockup Agreement.